Exhibit 99(c)







        IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                  IN AND FOR NEW CASTLE COUNTY


U S WEST, INC. AND U S WEST                       )
MULTIMEDIA COMMUNICATIONS,                        )
INC., individually and deriva-                    )
tively on behalf of Time                          )
Warner Entertainment Company,                     )
L.P.,                                             )
                                                  )
                          Plaintiffs,             )
                                                  )
     v.                                           )    Civil Action No. 14555
                                                  )
TIME WARNER INC., AMERICAN                        )
TELEVISION AND COMMUNICATIONS                     )
CORPORATION, TIME WARNER OPER-                    )
ATIONS INC., WARNER CABLE COM-                    )
MUNICATIONS INC. and WARNER                       )
COMMUNICATIONS INC.,                              )
                                                  )
                          Defendants,             )
                                                  )
     and                                          )
                                                  )
TIME WARNER ENTERTAINMENT                         )
COMPANY, L.P., a Delaware                         )
limited partnership,                              )
                                                  )
                      Nominal Defendant.          )


              COMPLAINT FOR INJUNCTIVE AND DECLARATORY RELIEF


         Plaintiffs U S WEST, Inc. ("USWI") and U S WEST Multi-media Communications, Inc. ("USWMCI"), suing both individually and derivatively on behalf of Time Warner Entertainment Company, L.P. ("TWEC" or the "Partnership"), by and through their attorneys, allege upon knowledge with respect to themselves and their own actions and the written agreements set forth herein, and upon information and belief with respect to all other allegations, as follows:

                         NATURE OF THE ACTION

          1. This action is brought by plaintiffs, suing both in their own right and derivatively on behalf of Time Warner Entertainment Company, L.P., for equitable relief, including injunctive and declaratory relief. This action arises out of the wrongful actions being pursued and threatened by defendants, Time Warner Inc. and certain of its wholly-owned subsidiaries, American Television and Communications Corporation, Time Warner Operations Inc., Warner Cable Communications Inc. and Warner Communications Inc. This conduct is (i) in breach of fiduciary duties owing by defendants to plaintiffs and TWEC pursuant to written limited partnership agreements and the common law and statutory law of the State of Delaware, and (ii) in violation of written agreements that defendants have entered into with plaintiffs. The conduct contemplated by defendants threatens to severely, immediately and irreparably injure the interests of plaintiffs and TWEC.

          2. In particular, plaintiffs seek to enjoin a proposed merger of defendant Time Warner Inc. ("TWI"), directly or through any controlled entity, with Turner

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Broadcasting Systems, Inc. ("TBS"), in derogation of TWEC's rights.

               (a) TBS is one of the largest and most vigorous competitors of TWEC. The conduct of defendants simply in pursuing the merger with TBS constitutes a patent breach of the fiduciary duties they owe to TWEC and plaintiff USWMCI, the sole limited partner of TWEC. TWEC was formed and exists for the purpose of operating and expanding a host of lucrative entertainment businesses, involving broadcasting, cable television movies, and related operations. TBS is engaged in precisely those businesses. Nevertheless, rather than offering TWEC the opportunity to acquire TBS, defendants usurped this business opportunity for themselves and have selfishly (and exclusively) pursued it, without either offering this opportunity to TWEC or permitted TWEC to pursue the opportunity on its own. To the contrary, defendants appropriated the services of Joseph
J. Collins, the Chairman and Chief Executive of Time Warner Cable, a division of TWE, for the purpose of having him negotiate on behalf of TWI in TWI's effort to acquire TBS.
Mr. Collins is not even a TWI employee.

               (b) Moreover, the proposed merger is not permitted by the Partnership Agreement pursuant to which TWEC was formed and related agreements among the parties;

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indeed, it is expressly prohibited by non-competition
covenants in those agreements. Hence, the merger would violate plaintiffs' individual contractual rights; and if TWI is permitted to proceed with the merger, plaintiffs will suffer irreparable harm.

               (c) Should TWI be successful in its
acquisition of TBS, the immediate and long-term interests of TWEC plainly will be materially jeopardized: the entity, TWI, that solely controls TWEC's general partners (and that has an approximately 75% interest in TWEC) will be the 100% owner of one of TWEC's largest competitors. TWI thus will decide whether (and if so, on what terms) business opportunities will be made available to TWEC, as opposed to its wholly-owned but competing TBS subsidiary; the most sensitive business and financial information of TWEC will be in the possession of the very entity (TWI) that owns TBS, TWEC's head-to-head competitor; and opportunities, in the day-to-day operational sense (e.g., film and script opportunities, business ventures, etc.) will be the subject of TWI's divided loyalties -- in violation not only of TWI's fiduciary duties to TWEC but the very business premises on which TWEC was formed.

                             THE PARTIES

          3. Plaintiff USWI is a Colorado corporation with its principal place of business in Denver, Colorado.

          4. Plaintiff USWMCI is a Colorado corporation with its principal place of business in Denver, Colorado.
USWMCI owns an approximately 25% limited partnership interest in TWEC.

          5. Defendant TWI is a Delaware corporation with its principal place of business in New York, New York. TWI is engaged in a broad range of media-related businesses, including publishing, production of movies and television programming, and cable television production and operations.

          6. Defendant American Television and
Communications Corporation is a Delaware corporation.

          7. Defendant Time Warner Operations Inc. is a
Delaware corporation.

          8. Defendant Warner Cable Communications Inc. is a Delaware corporation.

          9. Defendant Warner Communications Inc. is a
Delaware corporation.

          10. Nominal Defendant TWEC is a Delaware limited partnership with its principal place of business in New York and has a registered office in the State of Delaware.


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                         FACTUAL ALLEGATIONS
                THE 1991 LIMITED PARTNERSHIP AGREEMENT

          11. In or about 1991, TWI determined to form a strategic global limited partnership, Time Warner Entertainment Company, L.P., for the purpose of creating and financing an international alliance that combined market sophistication, industry leadership and technical innovation to exploit film, television and other video entertainment and related evolving businesses throughout the world. The business and operations of the Partnership were to consist of TWI's cable television operations; the film entertainment division of TWI (including world-wide theatrical, television, video, pay television network, features and syndication operations of its Warner Brothers Inc. subsidiary and Lorimar Telepictures Corporation); the programming operations conducted by TWI's Home Box Office subsidiary, including HBO, Cinemax and Time Warner Sports; and certain other, related operations.

          12. The initial partners of TWEC were certain wholly-owned subsidiaries of two Japanese corporations, Itochu Corporation and Toshiba Corporation, and TWI and certain of its wholly-owned subsidiaries, including other defendants herein.


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          13. TWI and certain of its subsidiaries
contributed several billion dollars of assets to the Partnership. Itochu and Toshiba contributed a total of $1 billion in cash. Itochu and Toshiba recently converted their interest in TWEC to TWI stock, and thus no longer are partners in TWEC.

          14. The Partnership was formed pursuant to an Agreement Of Limited Partnership (the "Partnership
Agreement") dated as of October 29, 1991.

          15. Pursuant to the Partnership Agreement, certain wholly-owned subsidiaries of TWI -- Defendants American Television and Communications Corporation, Time Warner Operations Inc., Warner Cable Communications Inc. and Warner Communications Inc. -- became the general partners of the Partnership. Two of these wholly-owned subsidiaries, American Television and Communications Corporation and Warner Communications, were named the managing general partners, and remain the managing general partners. TWI, through these wholly-owned subsidiaries, has managed and directed the business of the Partnership since that time.

          16. As noted above, the fundamental premise and raison d'etre of the Partnership was to operate and expand the various entertainment businesses of TWI and its subsidiaries. For that reason, and to protect the limited

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partners' economic stake in the Partnership, the Partnership
Agreement contained clear and express provisions limiting or precluding the right of TWI -- directly or indirectly, including through subsidiaries or affiliates -- to compete with the Partnership or to invest material sums in competing entities. In particular, Section 5.5 (specifically entitled "Covenants Against Competition") provides, in relevant part, that no party to the Agreement, or any controlled affiliate thereof, shall "engage, directly or indirectly" (in defined geographic areas) "in any business or businesses then being conducted, directly or indirectly, by the Partnership"
(each, a "Competing Business").  Partnership Agreement
Section 5.5(a). Furthermore, Section 5.5 prohibits any of the parties thereto, or their affiliates, from "becom[ing] interested, directly or indirectly, in any Person engaged, directly or indirectly, in a Competing Business" in specified geographic areas (a "Competing Person"), whether "as a partner, shareholder, principal or in any other capacity of ownership or control." Partnership Agreement
Section 5.5(a) (emphasis added).

          17. The Partnership Agreement did provide certain limited exceptions to these broad non-competition provisions. In particular, it permitted certain relatively immaterial, non-controlling investment interests in

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securities of Competing Persons, and ownership of interests in businesses generating de minimis revenues.  Partnership
Agreement Section 5.5(b)(i), (iv).

          18. The Partnership Agreement also excluded from the non-competition provision TWI's ownership or conduct of any Competing Business disclosed on Schedule 5.5 thereto, or its ownership of "an interest in a Competing Person disclosed on Schedule 5.5 or that owns or conducts any Competing Business so disclosed." Partnership Agreement
Section 5.5(b)(ii).

          19. Schedule 5.5 to the Agreement provided an exception for "1. Any of the Assets, or Rights of TWI and its Subsidiaries listed on Schedule 3.1-C and 3.1-D".
Schedule 3.1-C provides that the term "Rights" of TWI and its subsidiaries shall be deemed to mean the assets of TWI and its subsidiaries. The only Rights of TWI and its subsidiaries in TBS at the time of this agreement consisted of TWI's approximately 18% investment in TBS.

          20. No provision in the Agreement permits TWI to obtain 100% or any controlling interest in TBS or any other
Competing Business.

     THE MAY 1993 "ADMISSION AGREEMENT" AND "AMENDMENT AGREEMENT"

          21. In or about the first half of 1993, USWI expressed its willingness to become, through an affiliate, a limited partner in TWEC. TWI and TWEC wanted USWI to become involved as a limited partner so that TWI and TWEC could take advantage of USWI's vast expertise and resources in the areas of telecommunications, telephone and information technology, as well as to benefit from a substantial investment of funds by USWI into TWEC.

          22. Accordingly, an Admission Agreement dated as of May 16, 1993 between TWEC and USWI was negotiated and executed; such Agreement was acknowledged and agreed to by, inter alia, TWI, which executed it on behalf of itself and its subsidiaries that were partners in TWEC. Pursuant to the Admission Agreement, USWI caused a wholly-owned subsidiary (plaintiff USWMCI) to make a $2.5 billion capital contribution; and such subsidiary became a limited partner in the Partnership. Pursuant to the Admission Agreement, as well, TWI and the other general and limited partners in TWEC (including the defendants herein) executed an Amendment Agreement dated as of September 14, 1993, amending the Partnership Agreement.

          23. In connection with the negotiation and execution of the Admission Agreement and the Amendment

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Agreement, the subject -- and requirement -- of non-
competition by TWI and its affiliates was raised, agreed to, and reaffirmed in writing. Specifically, the Admission Agreement included, as Annex 1, a document entitled
"COVENANTS AGAINST COMPETITION".  Pursuant to Annex 1,
Section 5.5 of the Partnership Agreement was "amended and restated in its entirety." As so amended, Section 5.5(a) now provided, inter alia, that TWI and its controlled affiliates "shall not (and such party shall cause its Controlled Affiliates not to), . . . engage, directly or indirectly (whether by operations, investment or otherwise)" -- anywhere in "the entire world" (Section 5.5(c)(viii)(B)) --
 "in any Co-Managed Business or any Programming and Filmed Entertainment Business (a 'Restricted Business')".
(Emphasis added.) The term "Co-Managed Business" was defined in Section 5.5(c)(iii) as "the ownership and operation of the physical plant, transport and switching activities of cable television systems"; the term
"Programming and Filmed Entertainment Business" was defined broadly to mean "any business of the type now conducted by the Partnership's Filmed Entertainment and Programming Divisions, as such businesses may evolve from time to time and any logical extension of such business . . ."
Section 5.5(c)(vi) (emphasis added).


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          24. The Admission Agreement, in Annex 1, like the
original Partnership Agreement, contained only limited exceptions to this broad non-competition provision, such as permitting investments in securities of companies involved in Competing Businesses, so long as such interest was less than 5% of any class of such securities and was not a controlling interest, or where the sales of such companies were de minimis. Section 5.5(b)(ii), (xii). Again, an exception was made to the extent of TWI or its affiliates "owning or conducting any Restricted Business or Businesses Disclosed on Schedule 5.5 (or an interest therein) or owning an interest in a Restricted Business disclosed on
Schedule 5.5 or an entity that owns or conducts any Restricted Business so disclosed". Section 5.5(b)(iii).

          25. Schedule 5.5 was not amended at that time. TWI's (non-controlling) ownership interest in TBS at that time remained at approximately 18%. The Agreement contained no provision permitting TWI to acquire all of, or a controlling interest in, the securities of TBS. To the contrary, TWI represented to USWI and USWMCI that TWI intended to sell its 18% interest in TBS or exchange such interest for specific assets of TBS that then would be contributed to TWEC upon terms to be agreed upon.

          26. Absent such explicit authorization in the Agreements -- or waiver of the Covenants Against Competition by USWI and USWMCI -- TWI may not acquire complete ownership of or a controlling interest in TBS because TBS competes directly and substantially with the Partnership in the distribution and production of film and television programming, cable television and related businesses, including the Partnership's "Programming and Filmed Entertainment Business."

                        THE CHALLENGED CONDUCT

          27. Notwithstanding the fiduciary duties owed by TWI and its subsidiaries to TWEC and TWEC's limited partner, USWMCI, and the provisions of the Agreements and the Covenants Against Competition, TWI has been actively and aggressively pursuing a merger with TBS, pursuant to which TWI would own 100% of TBS -- an entity directly competing with TWEC and having billions of dollars of sales each year in the Programming and Filmed Entertainment Business. These businesses include Turner Broadcasting Stations, TNT, MGM's film library, TBS Productions, Turner Pictures, Tuner Home Entertainment, New Line Cinema and Castle Rock Entertainment. The acquisition of these businesses does not fall within any of the exceptions to the Covenants Against Competition set forth in the agreements.

          28. USWI advised TWI that the proposed merger with TBS would violate the terms of the Partnership
Agreement, as amended, and the Admission Agreement. Merger talks between TBS and TWI nevertheless continued and a merger agreement has been announced.

          29. TWI has pursued the merger with TBS in its own right and on its own behalf, despite the fact that TBS is engaged in precisely the same kinds of businesses as TWEC -- and the acquisition by TWEC of TBS and its business would provide obvious and significant benefits to TWEC. TWI has not offered the Partnership the opportunity to acquire TBS, and TWI has not directed, much less permitted, the general partners of TWEC to pursue such opportunities on behalf of the TWEC. In short, rather than giving TWEC the opportunity to make a dramatic expansion of its business, operations and revenues -- both at present and as springboard to the future -- TWI has usurped such opportunity for itself and has assured that TWEC does not seek such opportunity. Indeed, the Chairman and Chief Executive Officer of Time Warner Cable, a division of TWE, Joseph J. Collins, at TWI's direction, has been commandeered by TWI to conduct the negotiations for the merger on behalf of TWI itself, presumably with the benefit of TWEC assets such as TWEC's

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information and knowledge concerning the businesses in which
TWEC and TBS compete.

          30. Notwithstanding that plaintiffs have advised TWI that the merger would violate the Partnership and Admission Agreements, TWI has said only that "we understand your concern regarding the future operation of TBS business that may compete with TWE operations or that do business with TWE," but that TWI will do no more than "discuss such matters . . . once an agreement regarding TBS is reached." That point in time, of course, is too late. On
September 22, 1995, TWI and TBS announced their agreement to merge. In such announcement, and highlighting the conflicts presented by the merger, TWI and TBS stated that Ted Turner, TBS' chairman and president, "will become vice chairman of [TWI] and head of the Time Warner video division which will consist of all the businesses of TBS plus have supervisory responsibilities for the businesses of Home Box Office," a major TWEC business segment.

                          IRREPARABLE INJURY

          31. In light of the foregoing facts,
plaintiffs -- in their own right and in the right of TWEC -- face the immediate threat of extraordinary injury if the TWI-TBS merger is not enjoined. The merger immediately threatens the rights and protections to which plaintiffs are

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entitled, as limited partners, in light of the fiduciary
obligations that TWI and its affiliates, as general partners (and controlling person of the general partners) voluntarily undertook and assumed by entering into the Partnership Agreement, as amended, and the Admission Agreement. The merger also violates the express terms of the TWEC Partnership and related Agreements to which plaintiffs are parties or beneficiaries; and the provisions that thereby would be violated go to the heart of the Agreements and plaintiffs' multi-billion dollar investment in TWEC.

          32. Indeed, the Partnership faces immediate and irreparable injury, not only from the potential entry by TWI into a merger agreement with TBS, but from the very fact that TWI is pursuing such a merger at all; by usurping such business opportunity for itself and not permitting the general partners of the Partnership to pursue the merger on behalf of TWEC, the Partnership is deprived of the opportunity to obtain such a significant business interest. Every day that TWI pursues TBS -- and every day that TWEC does not -- injures TWEC and the rights and interests thereof and of TWEC's limited partner, USWMCI. Every day that goes past makes the potential for TWEC ever obtaining such opportunity more remote.

          33. The proposed merger would create a situation in which TWI would own 75% of TWEC and 100% of a major competitor of TWEC. TWEC's filmed entertainment and programming businesses, which account for nearly 75% of TWEC's revenues, compete with a significant portion of TBS's businesses. TWEC's filmed entertainment businesses, which include Warner Bros. film production and distribution divisions, compete directly with TBS's New Line Cinema and Castle Rock Entertainment units and its MGM film library. TWEC's programming businesses, HBO and Cinemax, compete with TBS, CNN, TNT and WTBS cable channels. In managing TWEC and TBS, TWI will face conflicts with respect to allocations of resources and business opportunities between TWEC and TBS, including opportunities relating to film and programming production and distribution and other business opportunities. For virtually any business opportunity that may come along, TWI will choose whether TBS, its wholly-owned subsidiary, or TWEC, its 75% owned affiliate, should produce a film or pursue a specific business opportunity. TWI also will choose whether to distribute films and other programming of TBS and Warner Bros. on TWEC's or TBS's cable channels.

          34. In short, TWI will have the constant ability to benefit its wholly-owned TBS subsidiary at the expense of TWEC and USWMCI, the limited partner of TWEC.

          35. Indeed, TWE already has demonstrated its willingness to misuse its control over TWEC for its own corporate interests and without regard to the risks or harm to TWEC: in connection with and to conduct TWI's intensive negotiations with Tele-Communications, Inc. -- another large shareholder of TBS, whose consent is a pre-condition to any TBS merger with TWI -- TWI has called upon Joseph J. Collins, the Chairman and Chief Executive Officer of Time Warner Cable, a division of TWE. Mr. Collins is not a TWI employee. Yet he has been pulled away from his work on behalf of TWEC to work for TWI, and the inducements to be offered by him (on behalf of TWI) to Tele-Communications, Inc. pose substantial risks to TWEC and its business, and jeopardize its confidential business information and strategies. Mr. Collins conspicuously is not pursuing TBS or Tele-Communications, Inc. on behalf of TWEC; rather, at TWI's behest, he is letting that opportunity slip away from the Partnership.

          36.   Paragraph   17.18   of   the   Partnership   Agreement
specifically  provides  for  specific   performance:

                    17.18 Specific Performance. Each of the
                    parties recognizes that its rights and
                    obligations hereunder are unique and that damages at law will be an inadequate remedy for breach or threatened breach of this Agreement, and agrees that the parties' respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy.

          37. In short, Defendants' conduct, and disregard of their fiduciary duties and contractual obligations, is jeopardizing the Partnership and plaintiffs' contractual rights and partnership interest in TWEC.

                               COUNT I

                      (BREACH OF FIDUCIARY DUTY,
                ASSERTED INDIVIDUALLY AND DERIVATIVELY
                          ON BEHALF OF TWEC)

          38. Plaintiffs repeat and reallege the
allegations set forth in paragraphs 1 through 39 above, as if fully set forth herein.

          39. At all times relevant hereto, the defendants other than TWI have been the general partners of TWEC; and TWI has been the controlling person of both TWEC and the general partners thereof.

          40. In such roles and by their conduct,
Defendants stand in a fiduciary relationship with the Partnership and the limited partners thereof. The limited partners have reposed their trust and confidence in Defendants, as the managing general partners and the controlling shareholder thereof, for the proper management of Partnership affairs. Defendants therefore owe the Partnership and the plaintiffs the highest degree of loyalty, fidelity, care, candor and fair dealing in their conduct with respect to or affecting the Partnership.

          41. In willful disregard and violation of such fiduciary obligations, and in furtherance of their own self-interest, TWI and the other defendants are seeking to effect the merger of TBS with TWI; and TWI has usurped (with the acquiescence of the general partners) a material business opportunity that TWI was obligated to provide to the Partnership and not to usurp for itself. Moreover, the merger with TBS would violate the Partnership Agreement, and the rights and protections and benefits thereof to the Partnership and its limited partners.

          42. Plaintiffs have not made a demand upon the general partners of TWEC to bring this action because such a demand would be futile, and therefore is excused. The general partners are wholly owned subsidiaries of and controlled by defendant TWI, the entity that is actively formulating, participating in and seeking to cause -- and will be the sole beneficiary, to the detriment of TWEC, of -- the wrongful, self-interested and self-enriching course of dealing challenged in this action. The general partners are aware of the conduct here in issue and, at the direction of TWI have done nothing to prevent or address any of the wrongful acts or to protect or advance TWEC's interests. These general partners have participated and/or acquiesced in the conduct challenged in this litigation. These general partners each are named as defendants in this action, and are personally liable for the wrongdoing alleged in this action and cannot be relied upon to reach an independent business judgment concerning whether to sue themselves and their controlling shareholder, TWI, and whether such litigation should be vigorously pursued. Under these circumstances, demand upon the general partners to bring this action would be futile and is excused as a matter of law.

          43. Plaintiffs will fairly and adequately represent the interests of TWEC in enforcing and prosecuting the rights of TWEC. Plaintiffs have retained competent counsel, experienced and successful in corporate, securities and derivative litigation, to prosecute this action.

          44. Plaintiffs have no adequate remedy at law.

                               COUNT II

                    (BREACH OF CONTRACT, ASSERTED
                     BY PLAINTIFFS INDIVIDUALLY)

          45. Plaintiffs repeat and reallege the
allegations in paragraphs 1 through 39 as if fully set forth herein.
          46. TWI is threatening to breach its express contractual obligations by acquiring 100% of the outstanding stock of TBS.

          47. Plaintiffs have complied with all of their obligations under the relevant agreements.

          48. Plaintiffs have no adequate remedy at law, should the merger be affected and the contract be breached.


                        PRAYER FOR RELIEF

          WHEREFORE, the plaintiffs demand judgment against defendants as follows:

          (a) Declaring that Defendants have breached their fiduciary duties owing to plaintiffs and the Partnership, including by usurping a Partnership business opportunity;

          (b) Declaring that Defendant TWI, by entering into the merger agreement with TBS, has violated the Partnership Agreement, as amended, and the Admission
Agreement;

          (c) Preliminarily and permanently enjoining defendants from consummating the announced merger of TWI with TBS;

          (d) Awarding plaintiffs their reasonable costs and expenses of this action, including the fees of attorneys and other professionals; and

          (e) Granting such other and further relief as this Court deems just and proper.

                                   MORRIS, NICHOLS, ARSHT & TUNNELL


                                   /s/ A. Gilchrist Sparks III
                                   A. Gilchrist Sparks, III
                                   Alan J. Stone
                                   S. Mark Hurd
                                   1201 North Market Street
                                   P.O. Box 1347
                                   Wilmington, Delaware 19899
                                     Attorneys for Plaintiffs

September 22, 1995